                  FORM OF ELECTION AND LETTER OF TRANSMITTAL
        TO ACCOMPANY CERTIFICATES FOR SHARES OF CLASS A COMMON STOCK OF

                      UNITED VIDEO SATELLITE GROUP, INC.

   SURRENDERED IN CONNECTION WITH THE MERGER OF A WHOLLY OWNED SUBSIDIARY OF
                        TELE-COMMUNICATIONS, INC. INTO
               UNITED VIDEO SATELLITE GROUP, INC. (THE "MERGER")

                                EXCHANGE AGENT:

                                            THE BANK OF NEW YORK
        By Mail:                            Facsimile Transmission             By Hand or Overnight Courier
Tender and Exchange Department        (For Eligible Institutions Only)        Tender and Exchange Department
      P.O. Box 11248                         (212) 815-6213                        101 Barclay Street
   Church Street Station                                                       Receive and Deliver Window
New York, New York 10286-1248             For Information Telephone:            New York, New York 10286
                                              (800) 507-9357

  DELIVERY OF THIS LETTER OF TRANSMITTAL AND FORM OF ELECTION ("ELECTION FORM") TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE OR TELEX TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE EXCHANGE AGENT.

  IMPORTANT: FOR ANY STATEMENT OF ELECTION CONTAINED HEREIN TO BE CONSIDERED, THIS ELECTION FORM AND THE RELATED STOCK CERTIFICATES (OR A GUARANTEE OF DELIVERY AS DESCRIBED HEREIN) MUST BE RECEIVED BY THE BANK OF NEW YORK, THE EXCHANGE AGENT, BY NO LATER THAN 5:00 P.M., EASTERN STANDARD TIME, ON JANUARY 22, 1996 (THE "ELECTION DEADLINE").

  PLEASE READ THIS ELECTION FORM CAREFULLY, INCLUDING THE INSTRUCTIONS AND DESCRIPTION OF ELECTION PROCEDURES SET FORTH HEREIN. IF YOU HAVE A QUESTION REGARDING THE PROCEDURES FOR MAKING AN ELECTION HEREUNDER AND EXCHANGING UVSG CLASS A COMMON STOCK CERTIFICATES FOR CERTIFICATES REPRESENTING TCI GROUP PREFERRED STOCK AND LIBERTY MEDIA GROUP PREFERRED STOCK (AS SUCH TERMS ARE DEFINED HEREIN), YOU MAY CONTACT THE EXCHANGE AGENT AT THE ABOVE ADDRESS OR TELEPHONE NUMBER. ALL OTHER QUESTIONS REGARDING THE MERGER SHOULD BE DIRECTED TO UNITED VIDEO SATELLITE GROUP, INC., 7140 S. LEWIS AVENUE, TULSA OKLAHOMA 74136-5422, ATTENTION: MANAGER OF INVESTOR RELATIONS (TELEPHONE (918) 488-
4000).

  NOTE: Additional copies of this Election Form may be obtained from the Exchange Agent or from United Video Satellite Group, Inc. (at the addresses listed above).

[_]CHECK HERE IF CERTIFICATES WILL BE DELIVERED PURSUANT TO A GUARANTEE OF
   DELIVERY AND COMPLETE THE FOLLOWING:

   Name(s) of Registered Holder(s) ____________________________________________

   Date of Execution of Guarantee of Delivery _________________________________

   Name of Institution that Guaranteed Delivery _______________________________

                   PLEASE BE SURE TO COMPLETE AND SIGN BOX D

  PLEASE READ THIS ELECTION FORM CAREFULLY, INCLUDING THE INSTRUCTIONS AND DESCRIPTION OF ELECTION PROCEDURE ON THE REVERSE SIDE, BEFORE COMPLETING AND DELIVERING IT. AN IMPROPERLY COMPLETED FORM COULD PREJUDICE YOUR RIGHTS TO MAKE AN ELECTION.

  1. The undersigned herewith submits the certificate(s) for shares of Class A Common Stock, par value $.01 per share (the "UVSG Class A Common Stock"), of United Video Satellite Group, Inc., a Delaware corporation ("UVSG") listed in Box A (STATEMENT OF ELECTION) below (the "UVSG Certificates") pursuant to the Agreement and Plan of Merger dated as of July 10, 1995, as amended (the "Merger Agreement"), among UVSG, Tele-Communications, Inc., a Delaware corporation ("TCI") and TCI Merger Sub, Inc., a Delaware corporation. Pursuant to the Merger Agreement, the undersigned hereby elects, by completion of this Election Form (an "Election"), to convert each share of UVSG Class A Common Stock noted in Box A (STATEMENT OF ELECTION) under the heading "Number of Shares to Be Converted" into one share of Redeemable Convertible TCI Group Preferred Stock, Series G, par value $.01 per share ("TCI Group Preferred Stock") and one share of Redeemable Convertible Liberty Media Group Preferred Stock, Series H, par value $.01 per share ("Liberty Media Group Preferred Stock") of TCI (collectively, "Merger Consideration").

  2. The undersigned has received a copy of the Proxy Statement/Prospectus (the "Proxy Statement") dated December 21, 1995 relating to the special meeting of stockholders of UVSG to be held on January 25, 1996 and of the Merger Agreement, a copy of which is included as Appendix I to the Proxy Statement. The undersigned understands that an Election made hereby is subject to the terms, conditions and limitations contained in the Proxy Statement, to the terms of the Merger Agreement and to this Election Form and the accompanying INSTRUCTIONS and DESCRIPTION OF ELECTION PROCEDURE.

  3. The undersigned represents and warrants that the undersigned has full power and authority to surrender, sell, assign and transfer the UVSG Certificates, and the shares of UVSG Class A Common Stock subject to this Election Form represented thereby, free and clear of all liens, restrictions, charges, encumbrances and adverse claims, and that the number of shares of UVSG Class A Common Stock indicated by the undersigned under the heading "Number of Shares to Be Converted" does not exceed 50% of the total number of shares of UVSG Class A Common Stock benefically owned by the undersigned on the date of this Election Form. The undersigned will execute and deliver, upon request, any additional documents necessary or desirable to complete the surrender of the UVSG Class A Common Stock referred to in this Election Form. Delivery of the UVSG Certificates submitted herewith shall be effected, and risk of loss and title to such UVSG Certificates and the shares of UVSG Class A Common Stock subject to an Election represented thereby shall pass, only upon delivery thereof to the Exchange Agent.

  4. Unless otherwise indicated in Box B (SPECIAL ISSUANCE INSTRUCTIONS) or Box C (SPECIAL MAILING INSTRUCTIONS), please (i) register stock certificates for TCI Group Preferred Stock and Liberty Media Group Preferred Stock in the name(s) appearing in Box A (STATEMENT OF ELECTION) and (ii) mail such stock certificates to the address(es) of the registered holder(s) as shown in the stock transfer records of UVSG. Unless instructions to the contrary are attached hereto, a single certificate will be issued for all shares of TCI Group Preferred Stock to which the undersigned is entitled and a single certificate will be issued for all shares of Liberty Media Group Preferred Stock to which the undersigned is entitled. Any shares of UVSG Class A Common Stock that are not subject to an Election but that are represented by a portion of a UVSG Certificate delivered herewith (or pursuant to a Guarantee of Delivery) shall be evidenced by the issuance of new certificates in the names(s) appearing on any such UVSG Certificate and will be mailed to the address(es) of the registered holder(s) of such shares as shown in the stock transfer records of UVSG.

--------------------------------------------------------------------------------
    BOX A: STATEMENT OF ELECTION AND DESCRIPTION OF SHARES OF UVSG CLASS A
         COMMON STOCK SUBMITTED HEREWITH (OR PURSUANT TO A GUARANTEE
                         OF DELIVERY) FOR CONVERSION

 Please indicate on the appropriate line below the number of shares of UVSG Class A Common Stock (up to a maximum of 50% of such shares owned by a registered holder) and the certificate number(s) representing such shares submitted herewith (or pursuant to a Guarantee of Delivery) for which you wish to receive Merger Consideration. THE NUMBER FILLED IN BELOW UNDER THE HEADING "NUMBER OF SHARES TO BE CONVERTED" MUST NOT EXCEED FIFTY PERCENT (50%) OF THE NUMBER OF SHARES OWNED BY THE REGISTERED HOLDER.

------------------------------------------------------------------------------------------------------------------------------------
        NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)               NUMBER OF SHARES OF UVSG CLASS A COMMON STOCK TO BE CONVERTED
(PLEASE FILL IN EXACTLY AS NAME(S) APPEAR ON UVSG CERTIFICATE(S))                   (ATTACH SIGNED LIST IF NECESSARY)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                               TOTAL NUMBER
                                                                                                OF SHARES            NUMBER OF
                                                                          CERTIFICATE         REPRESENTED BY         SHARES TO
                                                                          NUMBER(S)(1)       CERTIFICATES(1)      BE CONVERTED(2)
                                                                  ------------------------------------------------------------------
                                                                  ------------------------------------------------------------------
                                                                  ------------------------------------------------------------------
                                                                  ------------------------------------------------------------------
                                                                  ------------------------------------------------------------------
                                                                  ------------------------------------------------------------------
                                                                           TOTAL SHARES
------------------------------------------------------------------------------------------------------------------------------------

 (1) Need not be completed by Book Entry Stockholders.
 (2) The total number of shares tendered for conversion must not exceed 50%
     of the total number of shares of UVSG Class A Common Stock owned by the registered holder listed above.
--------------------------------------------------------------------------------

NOTE: YOU MUST DELIVER CERTIFICATE(S) REPRESENTING AT LEAST THE NUMBER OF SHARES OF UVSG CLASS A COMMON STOCK THAT YOU HAVE ELECTED TO CONVERT INTO MERGER CONSIDERATION. INDICATE IN BOX A THE CERTIFICATE NUMBER(S) OF THE CERTIFICATE(S) FOR THE SHARES THAT YOU ARE CONVERTING.

-------------------------------------    --------------------------------------
      BOX B: SPECIAL ISSUANCE                    BOX C: SPECIAL MAILING
            INSTRUCTIONS                              INSTRUCTIONS
     (SEE INSTRUCTIONS 2 AND 3)                   (SEE INSTRUCTION 2)
           (PLEASE PRINT)                            (PLEASE PRINT)


  Fill in ONLY if the stock cer-            Fill in ONLY if the stock cer-
 tificates for TCI Group Preferred         tificates for TCI Group Preferred
 Stock and Liberty Media Group             Stock and Liberty Media Group
 Preferred Stock to be issued in           Preferred Stock to be issued in
 the Merger with respect to the            the Merger with respect to the
 shares of UVSG Class A Common             shares of UVSG Class A Common
 Stock indicated in Box A under            Stock indicated in Box A under
 the heading "Number of Shares to          the heading "Number of Shares to
 be Converted" are to be regis-            be Converted" are to be issued in
 tered in a name OTHER than that           the name of the registered hold-
 of the name(s) appearing in Box           er(s) of the UVSG Certificates
 A.                                        but are to be mailed to an ad-
                                           dress OTHER than that of the reg-
  Register stock certificates in           istered holder(s) as shown in the
 the name of:                              stock transfer records of UVSG.

 Name _____________________________         Mail to:

 Address __________________________        Name _____________________________

 __________________________________        Address __________________________
         (INCLUDE ZIP CODE)
 __________________________________        __________________________________
 TAXPAYER IDENTIFICATION OR SOCIAL                  (INCLUDE ZIP CODE)
            SECURITY NO.

--------------------------------------------------------------------------------

                                BOX D: SIGNATURE

      BE SURE ALSO TO COMPLETE AND SIGN THE ATTACHED SUBSTITUTE FORM W-9.

 STOCKHOLDER(S) SIGNHERE ____________________________________________________

 ____________________________________________________________________________
                   (SIGNATURE(S) OF STOCKHOLDER(S) OR AGENT)

 Dated: _____________________

  (Must be signed by registered holder(s) EXACTLY as name(s) appear(s) on certificate(s), or by person(s) authorized by documents transmitted herewith to become registered holder(s). If any certificate surrendered hereby is owned of record by two or more joint owners, all such owners must sign this Election Form. If signature is by trustee, executor, administrator, guardian, officer of a corporation, attorney-in-fact or other person acting in a fiduciary or representative capacity, please set forth full title and include evidence of authority to act in such capacity.) (See Instruction 2.)

 Name(s): ___________________________________________________________________

 ____________________________________________________________________________
                                 (PLEASE PRINT)

 Telephone Number: __________________________________________________________
                              (INCLUDE AREA CODE)

           GUARANTEE OF SIGNATURE(S), IF REQUIRED (SEE INSTRUCTION 2)


 Name of InstitutionGuaranteeing Signature(s) _______________________________

 ____________________________________________________________________________

 By _________________________________________________________________________
                             (AUTHORIZED SIGNATURE)

 Dated: _____________________

                                 INSTRUCTIONS

1. GENERAL

  This Election Form or a facsimile of it must be properly completed, dated and signed, and delivered to the Exchange Agent at the address set forth on the first page of this Election Form, accompanied by UVSG Certificate(s) representing all shares of UVSG Class A Common Stock covered hereby and any supporting documents (see Instruction 2), in order to receive the TCI Group Preferred Stock and Liberty Media Group Preferred Stock into which UVSG Class A Common Stock will be converted pursuant to the Merger. The method of delivery to the Exchange Agent is at the stockholder's election and risk. If delivery is by mail, insured registered mail, return receipt requested, is recommended. A return envelope addressed to the Exchange Agent is enclosed for your convenience. All of the foregoing (or an Election Form accompanied by a duly executed Guarantee of Delivery as described below) must be received by the Exchange Agent no later than the Election Deadline (as defined below) in order for an Election to be considered. (For more information as to procedures for making Elections, see DESCRIPTION OF ELECTION PROCEDURE below).

  If BOX A (STATEMENT OF ELECTION) has insufficient space to list all UVSG Certificates being submitted to the Exchange Agent, please attach a separate signed list.

  In lieu of delivering UVSG Certificates relating to an Election, a record holder may make a guarantee of delivery of such UVSG Certificates by using the enclosed Guarantee of Delivery. A Guarantee of Delivery of such UVSG Certificates must be executed by (i) a member of any registered national securities exchange (ii) the National Association of Securities Dealers, Inc. or (iii) a commercial bank or trust company in the United States. An Election will be valid only if such UVSG Certificates are in fact delivered by the time set forth in the Guarantee of Delivery.

  In no event will a record holder be able to make an Election for more than 50% of the shares of UVSG Class A Common Stock owned by such record holder. If a record holder indicates in Box A (STATEMENT OF ELECTION) an Election for more than 50%, such record holder will be deemed to have made an Election with respect to 50% of the total number of such shares owned, rounded to the next lower whole number of shares.

  If a record holder returns a signed and otherwise properly completed Election Form but fails to indicate the number of shares of UVSG Class A Common Stock for which an Election is being made, such record holder will be deemed to have made an Election with respect to 50% of the total number of such shares owned by such record holder at the Election Deadline rounded to the next lower whole number of shares.

2. SIGNATURES; SIGNATURE GUARANTEES AND ENDORSEMENTS; SPECIAL INSTRUCTIONS

  The signature (or signatures, in the case of UVSG Certificates owned by two or more joint holders) in Box D (SIGNATURE) of the Election Form should correspond EXACTLY to the name(s) as written on the face of the UVSG Certificates surrendered unless the shares described on the Election Form have been assigned by the registered holder(s), in which event the Election Form should be signed in exactly the same form as the name(s) of the last transferee(s) indicated on the transfers attached to or endorsed on the UVSG Certificate(s). If any shares of UVSG Class A Common Stock are registered in different forms of your name (e.g. "John Doe" and "J. Doe") or in different forms of ownership, you should complete as many separate Election Forms as there are different registrations. If you wish to register shares of TCI Group Preferred Stock and/or Liberty Media Group Preferred Stock in different names, you must complete a separate Election Form for each name.

  When the Election Form is signed by the registered holder(s) of the UVSG Certificates submitted herewith and stock certificates for TCI Group Preferred Stock and Liberty Media Group Preferred Stock are to be issued in exactly the same name(s) written on the face of such submitted certificate(s) without any change, then no signature guarantee is required on this Election Form and the UVSG Certificates need not be endorsed.

  If the Election Form is signed by a person or entity other than the registered holder(s) shown on the face of the UVSG Certificates submitted herewith or if any stock certificates for TCI Group Preferred Stock and Liberty Media Group Preferred Stock are to be issued in the name of a person or entity other than such registered holder(s), then (i) the name and address of such person or entity must be indicated in Box B (SPECIAL ISSUANCE INSTRUCTIONS) on the Election Form, (ii) the UVSG Certificates submitted must be endorsed by or accompanied by separate stock powers signed by the registered holder(s) exactly as the name or names of the registered holder(s) appear on the face of the surrendered UVSG Certificates, and (iii) the signature(s) in Box D (SIGNATURE) on the Election Form and on the endorsed UVSG Certificates or separate stock powers MUST BE GUARANTEED by a commercial bank or trust company in the United States or by a firm of brokers that is a member of a national securities exchange or by the National Association of Securities Dealers, Inc.

  If the Election Form or any endorsement or stock power is signed by a trustee, executor, administrator, guardian, officer of a corporation, attorney-in-fact or other person acting in a fiduciary or representative capacity, such person should so indicate when signing (giving such person's full title in such capacity) and must submit proper evidence, satisfactory to the Exchange Agent and TCI, of the authority so to act. If additional documents are required by the Exchange Agent or TCI, you will be so advised. If a registered holder is deceased or unable to act and no executor or administrator or personal representative has been appointed or if there are questions or a need for assistance in connection with, among other things, supporting documents, see Instruction 5.

  If any stock certificates for TCI Group Preferred Stock and Liberty Media Group Preferred Stock are to be issued in the name of the registered holder(s) shown on the face of the UVSG Certificates, but sent to someone other than the registered holder(s) or to an address other than that set forth in UVSG's stock transfer records, the name and address of such other person or the registered holder's new address should be indicated in Box C (SPECIAL MAILING INSTRUCTIONS).

3. STOCK TRANSFER TAXES

  UVSG will pay all state stock transfer taxes, if any, payable as a result of the exchange of shares of UVSG Class A Common Stock for Merger Consideration pursuant to the Merger Agreement. However, if certificates for TCI Group Preferred Stock and Liberty Media Group Preferred Stock are to be registered in the name of a person other than the registered holder(s), it will be a condition to the delivery of such certificate(s) that any transfer or other taxes required to be paid in connection with the transfer to such person be paid to the Exchange Agent and that the Exchange Agent be satisfied that such taxes have been paid or do not apply.

4. LOST OR DESTROYED STOCK CERTIFICATES

  If your UVSG Certificates have been either lost or destroyed, an affidavit of loss and bond of indemnity satisfactory to the Exchange Agent and TCI must be submitted to the Exchange Agent. Promptly notify the Exchange Agent at the address set forth on the first page of this Election Form or by telephone at
(800) 507-9357 and you will be instructed as to the steps you must take in order to receive stock certificates for TCI Group Preferred Stock and Liberty Media Group Preferred Stock.

5. INQUIRIES

  All inquiries regarding appropriate procedures for surrendering UVSG Certificates should be directed to the Exchange Agent at the address set forth on the first page of this Election Form or by telephone at (800) 507-9357. Additional copies of this Election Form may be obtained from the Exchange Agent at such address.

6. MISCELLANEOUS

  As soon as practicable after the effective time of the Merger (the "Effective Time"), the Exchange Agent will begin mailing and delivering stock certificates for TCI Group Preferred Stock and Liberty Media Group Preferred Stock to those holders who are entitled thereto.

                       DESCRIPTION OF ELECTION PROCEDURE

1. TIME IN WHICH TO MAKE AN ELECTION

  To be effective, an Election on this Election Form or a facsimile hereof, properly completed and signed and accompanied by the UVSG Certificates described in Box A (STATEMENT OF ELECTION) must be received by the Exchange Agent, at the address set forth on the first page of this Election Form, no later than 5:00 P.M., Eastern Standard Time, on January 22, 1996 (the "Election Deadline"). UVSG stockholders whose certificates are not immediately available may also make an Election by (a) delivering to the Exchange Agent, before the Election Deadline, a duly completed and executed Election Form accompanied by a Guarantee of Delivery in the form furnished herewith and (b) delivering the related UVSG Certificates to the Exchange Agent by the later of the Election Deadline or 5:00 p.m., Eastern Standard Time, on the third trading day on the Nasdaq National Market after the date of execution of the Guarantee of Delivery.

  Holders who do not timely follow one of the procedures described above will not be entitled to have their Elections considered, and their shares following the Merger will continue to represent shares of the Class A Common Stock of UVSG, as the Surviving Corporation, as set forth in the Proxy Statement.

2. CHANGE OR REVOCATION OF ELECTION

  Any holder of UVSG Class A Common Stock who has submitted an Election Form may at any time before the Election Deadline (i) change his Election by giving written notice of the change accompanied by a properly completed, signed and revised Election Form received by the Exchange Agent prior to the Election Deadline or (ii) revoke his Election by giving written notice of revocation, specifying the name of such holder and the serial numbers of his UVSG Certificates, received by the Exchange Agent prior to the Election Deadline. At any time on or after January 31, 1996, if the Merger has not been consummated, a stockholder may revoke his Election by written notice of revocation received by the Exchange Agent no later than 5:00 P.M., Eastern Standard Time, on the fifth business day before the Effective Time of the Merger. No stockholder will be given prior notice of the Effective Time. All Elections will automatically be revoked if the Exchange Agent is notified in writing by UVSG and TCI that the Merger Agreement has been terminated. If an Election is revoked, the UVSG Certificate(s) (or Guarantee of Delivery, as appropriate) for the shares of UVSG Class A Common Stock to which such Election relates shall be promptly returned to the person submitting the same to the Exchange Agent.

3. EFFECT OF ELECTION

  By properly completing this Election Form, each holder may elect the number of shares of Class A Common Stock owned by such holder (but not in excess of 50% of the total number of shares of Class A Common Stock owned by such holder) that such holder desires to have converted into the right to receive the Merger Consideration. An Election contained in a properly executed and completed Election Form that is submitted along with the appropriate stock certificates or with a duly executed Guarantee of Delivery and any supporting documents (see Instruction 2--Signatures; Signature Guarantees and Endorsements; Special Instructions) and is received by the Exchange Agent before the Election Deadline will, unless changed or revoked as provided above, be considered effective for purposes of the Merger Agreement. All questions with respect to the Election Form, the Guarantee of Delivery and the Election intended to be made thereby (including, without limitation, questions relating to the timeliness or effectiveness of an Election or of a revocation of such Election) will be determined by TCI, which determinations will be conclusive and binding. All holders of UVSG Class A Common Stock are advised to read the Proxy Statement and the Merger Agreement carefully, including the information contained in the Proxy Statement under "CERTAIN FEDERAL INCOME TAX CONSEQUENCES." Shares of UVSG Class A Common Stock outstanding immediately prior to the Effective Time as to which an effective Election has not been made will not be converted into Merger Consideration but will continue to be outstanding immediately following the Merger as shares of Class A Common Stock, par value $.01 per share, of UVSG, as the surviving corporation in the Merger.

                           IMPORTANT TAX INFORMATION

1. GENERAL

  Under federal income tax law, a stockholder is required to provide the Exchange Agent (as payor) with the stockholder's correct taxpayer identification number on Substitute Form W-9 below. If the stockholder is an individual, the taxpayer identification number is his or her social security number. If the Exchange Agent is not provided with the correct taxpayer identification number, the stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, any reportable payments that are made to such stockholder may be subject to backup withholding of 31%.

  Exempt stockholders (including, among others, all corporations and certain foreign individuals) are not subject to backup withholding and reporting requirements. In order to qualify as an exempt recipient, a foreign individual must submit a statement, signed under penalties of perjury, attesting to such individual's exempt status. Such statements can be obtained from the Exchange Agent. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

  If backup withholding applies, the Exchange Agent is required to withhold 31% of any reportable payments made to the stockholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

2. HOW TO COMPLETE SUBSTITUTE FORM W-9

  A stockholder must provide his or her taxpayer identification number in Part 1 of the Substitute Form W-9, alternatively, a holder that qualifies as an exempt recipient should write "Exempt" in Part 1 of the Substitute Form W-9. If a stockholder (1) has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of a failure to report all interest or dividends or (2) has been notified by the Internal Revenue Service that he or she is no longer subject to backup withholding, the stockholder must check the box in Part 2 of the Substitute Form W-9. If a stockholder (other than an exempt recipient) does not have a taxpayer identification number and has applied for a number or intends to apply for a number in the near future, he or she must check the box in Part 3 of the Substitute Form W-9, write "applied for" in lieu of the taxpayer identification number in the space provided and complete the Certificate of Awaiting Taxpayer Identification Number set forth below. Finally, each stockholder must sign and date the Substitute Form W-9 where indicated, certifying that the information provided therein is correct.

  If a stockholder checks the box in Part 3 of the Substitute Form W-9, but does not provide his or her taxpayer identification number to the Exchange Agent within sixty (60) days, the Exchange Agent will withhold 31% of any reportable payments payable to the stockholder.

3. WHAT NUMBER TO GIVE THE EXCHANGE AGENT

  The stockholder is required to give the Exchange Agent the social security number or employer identification number of the registered holder of the UVSG Class A Common Stock being surrendered. If the UVSG Class A Common Stock is registered in more than one name or is not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.

NOTE: FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 BELOW MAY RESULT
      IN BACKUP WITHHOLDING OF 31% OF ANY REPORTABLE PAYMENTS PAYABLE TO YOU. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.


                       PAYOR'S NAME: THE BANK OF NEW YORK

                        PART 1--PLEASE PROVIDE YOUR    ----------------------
                        TIN IN THE BOX AT RIGHT AND
                        CERTIFY BY SIGNING AND
                        DATING BELOW.

                                                       Social Security Number
 SUBSTITUTE                                                  or Employer
 FORM W-9                                               Identification Number
 DEPARTMENT OF         --------------------------------------------------------
 THE TREASURY           PART 2--Check the box if you are NOT subject to
 INTERNAL               backup withholding under the provisions of Section
 REVENUE SERVICE        3406(a)(l)(C) of the Internal Revenue Code because
                        (1) you have not been notified that you are subject to backup withhold as a result of failure to report all interest or dividends, or (2) the Internal
                        Revenue Service has notified you that you are no longer subject to backup withholding [_]

 PAYER'S REQUEST FOR TAXPAYER IDENTIFICATION NUMBER (TIN)          PART 3--
                        CERTIFICATION--UNDER THE PENALTIES OF
                        PERJURY, I CERTIFY THAT THE INFORMA-
                        TION PROVIDED ON THIS FORM IS TRUE,
                        CORRECT AND COMPLETE.

                                                                 Awaiting TIN
                                                                     [_]
                       --------------------------------------------------------

                        SIGNATURE ____________________________
                        DATE ________________

 YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX INPART 3 OF
                              SUBSTITUTE FORM W-9

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

 I certify under the penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security
 Administration Office, or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within sixty (60) days, 31% of all reportable payments made to me thereafter will be withheld.

 --------------------------------------    ----------------------------------
               Signature                                  Date

QUESTIONS AND REQUESTS FOR ASSISTANCE MAY BE DIRECTED TO THE EXCHANGE AGENT AT THE ADDRESS AND TELEPHONE NUMBER SET FORTH ON THE FRONT PAGE OF THIS ELECTION FORM.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

  GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYOR.--Social Security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payor.

-----------------------------------        -----------------------------------


                               GIVE THE
                               SOCIAL SECURITY
FOR THIS TYPE OF ACCOUNT:      NUMBER OF--
------------------------------------------------
1. An individual's account     The individual
2. Two or more individuals     The actual owner
   (joint account)             of the account
                               or, if combined
                               funds, any one
                               of the
                               individuals (1)
3. Custodian account of a      The minor (2)
   minor (Uniform Gift to
   Minors Act)
4. (a) The usual revocable     The grantor-
       savings trust           trustee (1)
       account (grantor is
       also trustee)
   (b) So-called trust         The actual owner
       account that is not a
       legal or valid trust
       under State law
5. Sole proprietorship         The owner (3)
   account

                               GIVE THE EMPLOYER
                               IDENTIFICATION
FOR THIS TYPE OF ACCOUNT:      NUMBER OF--
------------------------------------------------
 6. Sole proprietorship        The owner (3)
 7. A valid trust, estate      The legal entity
    or pension trust           (Do not furnish
                               the identifying
                               number of the
                               personal
                               representative
                               or trustee
                               unless the legal
                               entity itself is
                               not designated
                               in the account
                               title.) (4) The
                               corporation
 8. Corporate account          The corporation
 9. Association, club, or      The organization
    other tax-exempt
    organization
10. The partnership account    The partnership
    held in the name of the
    business
11. A broker or registered     The broker or
    nominee                    nominee
12. Account with the           The public
    Department of              entity
    Agriculture in the name
    of a public entity
    (such as a State or
    local government,
    school district, or
    prison) that receives
    agricultural program
    payments
------------------------------------------------

-----------------------------------

(1) List first and circle the name of the person whose number you furnish.
(2) Circle the minor's name and furnish the minor's social security number.
(3) Show the individual name of the owner, but you may also enter your business or "doing business as" name. You may use either your SSN or your EIN.
(4) List first and circle the name of the legal trust, estate, or pension trust.

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

                   GUIDELINES FOR CERTIFICATION OF TAXPAYER
                         NUMBER OF SUBSTITUTE FORM W-9
                                    PAGE 2
OBTAINING A NUMBER
If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING
Payees specifically exempted from backup withholding on ALL payments include the following:
 . A corporation.
 . A financial institution.
 . An organization exempt from tax under section 501(a) or an individual retirement plan.
 . The United States or any agency or instrumentality thereof.
 . A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.
 . A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.
 . An international organization or any agency, or instrumentality thereof.
 . A registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.
 . A real estate investment trust.
 . A common trust fund operated by a bank under section 584(a).
 . An exempt charitable remainder trust or a non-exempt trust described in section 4947(a)(1).
 . An entity registered at all times under the Investment Company Act of
   1940.
 . A foreign central bank of issue.
 . Payments made to a nominee.
Payments of dividends and patronage dividends not generally subject to backup withholding include the following:
 . Payments to nonresident aliens subject to withholding under section 1441.
 . Payments to partnerships not engaged in a trade or business in the U.S.
   and which have at least one nonresident partner.
 . Payments of patronage dividends where the amount received is not paid in money.
 . Payments made by certain foreign organizations.
Payments of interest not generally subject to backup withholding include the following:
 . Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payor's trade or business and you have not provided your correct taxpayer identification number to the payor.
 . Payments of tax-exempt interest (including exempt-interest dividends under section 852).
 . Payments described in section 6049(b)(5) to nonresident aliens.
 . Payments on tax-free covenant bonds under section 1451.
 . Payments made by certain foreign organizations.
Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYOR, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, AND RETURN IT TO THE PAYOR. IF THE PAYMENTS ARE INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.
 Certain payments other than interest, dividends, and patronage dividends, that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under section 6041, 6041A(a), 6045 and 6050A.
PRIVACY ACT NOTICE.--Section 6109 requires most recipients of dividend, interest or other payments to give taxpayer identification numbers to payors who must report the payments to IRS. IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payor. Certain penalties may also apply.

PENALTIES
(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER--If you fail to furnish your correct taxpayer identification number to a payor, you are subject to a penalty of $50 for each such failure unless your failure to due to reasonable cause and not to willful neglect.
(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING--If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.
(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION--Falsifying certification or affirmations may subject you to criminal penalties including fines and/or imprisonment.
(4) MISUSE OF TINS--If the requestor discloses or uses TINs in violation of Federal law, the requestor may be subject to civil and criminal penalties.
FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

                             GUARANTEE OF DELIVERY

  The undersigned, (i) a member firm of a registered national securities exchange, (ii) a duly authorized officer of the National Association of Securities Dealers, Inc. or (iii) a duly authorized officer of a commercial bank or trust company in the United States (any of the foregoing an "Eligible Institution"), hereby guarantees to deliver to the Exchange Agent the certificates for the shares of UVSG Class A Common Stock for which Election has been made on the accompanying Election Form, duly endorsed in blank or otherwise in a form acceptable for transfer on the books of UVSG, by the later of the Election Deadline or 5:00 p.m. Eastern Standard Time on the third trading day on the Nasdaq National Market after the date of execution of this Guarantee of Delivery.

-----------------------------------         -----------------------------------
    Name(s) of Record Holder(s)                Name of Eligible Institution

-----------------------------------         -----------------------------------
  Address(es) of Record Holder(s)                  Authorized Signature

-----------------------------------         -----------------------------------
       Certificate Number(s)                  Area Code and Telephone Number

                                            -----------------------------------
                                                          Dated:

  The Eligible Institution that executes this Guarantee of Delivery must deliver this Guarantee of Delivery accompanied by a valid Form of Election and Letter of Transmittal to the Exchange Agent prior to the Election Deadline and must deliver the certificates of UVSG Class A Common Stock subject to such Form of Election to the Exchange Agent prior to the time specified above. Failure to do so could result in a financial loss to such Eligible Institution.